SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2004

                             ______________________

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                        0-50970                42-1597948
------------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



40  Main Street, Putnam, Connecticut                                 06260
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                 (860) 928-6501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)








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Item 2.02. Results of Operations and Financial Condition

     On October 20, 2004, PSB Holdings, Inc. issued a press release regarding its results of operations and financial condition at and for the quarterly period ended September 30, 2004. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended September 30, 2004, as part of its Form 10-QSB covering that period.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits: The following exhibit is being furnished herewith:

    Exhibit No.        Exhibit Description
    -----------        -------------------

       99.1 Press release text and financial supplement of PSB Holdings, Inc. dated October 20, 2004.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PSB HOLDINGS, INC.


Dated: October 20, 2004              By:  /s/ Robert G. Cocks, Jr.
                                          --------------------------------------
                                          Robert G. Cocks, Jr.
                                          President and Chief Executive Officer















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                                  EXHIBIT 99.1